EXHIBIT 10.38

                     AMENDMENT TO SECOND EXCHANGE AGREEMENT

      THIS AMENDMENT TO SECOND EXCHANGE AGREEMENT (this "Amendment"), is dated as of July 31, 2003 and amends the Second Exchange Agreement, dated as April 22, 2003, entered into by and among Diomed Holdings, Inc., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01810 (the "Company"), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Diomed"), each entity named on the signature page hereto as a Note Purchaser (each, a "Note Purchaser") and Gibralt US, Inc., a Colorado corporation (the "Designated Note Purchaser"). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Second Exchange Agreement, unless the context clearly indicates otherwise.

      In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Second Exchange Agreement as follows:

      1. Clause (ii) of Section 1(b) of the Second Exchange Agreement is hereby amended by deleting the phase "July 31, 2003" therein and inserting in lieu of such phrase "November 15, 2003."

      2. Clause (i) of Section 4(d) of the Second Exchange Agreement is hereby amended by deleting the phase "July 31, 2003" therein and inserting in lieu of such phrase "November 15, 2003."

      3. All other terms and conditions of the Second Exchange Agreement shall remain in full force and effect.

                            [Signature page follows.]

      IN WITNESS WHEREOF, this Amendment has been duly executed by the Note Purchasers, Diomed and the Company as of the date set forth above.

                                        COMPANY:

                                        Diomed Holdings, Inc.

                                        By:  ___________________________________
                                        Name:  James A. Wylie, Jr.
                                        Title: Chief Executive Officer

                                        DIOMED:

                                        Diomed, Inc.

                                        By:  ___________________________________
                                        Name:  James A. Wylie, Jr.
                                        Title: Chief Executive Officer

                                        LENDER

                                        Gibralt US, Inc.

                                        By:  ___________________________________
                                        Name:  Johnny Ciampi
                                        Title: Authorized Person